UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

August 2, 2010

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3585 Monroe Street

Santa Clara, California 95051

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 2, 2010, Extreme Networks, Inc. issued a press release announcing certain financial results for the quarter and fiscal year ended June 27, 2010. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety. A copy of the investor presentation materials relating to such financial results is attached hereto as Exhibit 99.2 and incorporated herein by reference in its entirety.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibits 99.1 and 99.2 shall not be incorporated by reference into any registration statement or other document filed by Extreme Networks with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference to this Item and Exhibits 99.1 and 99.2 in such filing.

Item 8.01	Other Events

The disclosure contained under Item 2.02 hereof is incorporated by reference into Item 8.01 of this Current Report as it may be deemed to include solicitation materials under Rule 14A of the Securities Exchange Act of 1934, as amended.

Important Information/ Solicitation Participants Legend

Extreme Networks, Inc. will file a proxy statement in connection with its 2010 annual meeting of stockholders and advises its stockholders to read that proxy statement when it becomes available because it will contain important information. Stockholders will be able to obtain a free copy of that proxy statement and other documents (when available) that Extreme files with the Securities and Exchange Commission at the Commission’s website at www.sec.gov. That proxy statement and these other documents will also be available free of charge by directing a request to Extreme Networks, Inc., Attn: Investor Relations, 3585 Monroe Street, Santa Clara, California 95051, or from Extreme at www.extremenetworks.com.

Extreme, its directors and named executive officers may be deemed to be participants in the solicitation of proxies from the Extreme stockholders in connection with the 2010 annual meeting. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in Extreme’s proxy statement filed on November 12, 2009 for the 2009 annual meeting of stockholders. To the extent that holdings of Extreme securities on the part of those individuals have changed since the date of that proxy statement, those changes have been reflected on Statements of Changes in Ownership on Forms 3 or 4 filed with the Securities and Exchange Commission. More current information regarding the interests of the directors and named executive officers of Extreme will be contained in the proxy statement referred to in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release, dated August 2, 2010, announcing the financial results of Extreme Networks, Inc. for the quarter and fiscal year ended June 27, 2010.

99.2	Investor Presentation Materials, dated August 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2010

EXTREME NETWORKS, INC.

By:	/S/ BOB L. COREY
Bob L. Corey
Acting President and Chief Executive Officer
Senior Vice President and Chief Financial Officer

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